For period ending	August 31, 2014	Exhibit 77Q1
File number	811-6292	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS U.S. Allocation Fund

Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.

1.  Issuer:  PPL Capital Fund Inc. 3.95% due 03/15/2024

2.  Date of Purchase:  03/05/2014                                                                3.  Date offering commenced:03/05/2014

4.  Underwriter(s) from whom purchased:  Bank of America NA

5.  “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank______________

6.  Aggregate principal amount or number of shares purchased: $6,977,040 firmwide

7.  Aggregate principal amount or total number of shares of offering:  $348,852,000

8.  Purchase price (net of fees and expenses):  $99.672_______

9.  Initial public offering price:  $_______

10.  Commission, spread or profit: _0.65%_____

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.           The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.           The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.           The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.           The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Mr. Blanimir   Peter Anovic II____________                                                                                                           Date: 3/7/2014

Print Name: Mr. Blanimir   Peter Anovic II

-  -

For period ending	August 31, 2014	Exhibit 77Q1
File number	811-6292	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS U.S. Allocation Fund

Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.

1.  Issuer:  HCA Inc. 5% due 03/15/2024

2.  Date of Purchase:  03/03/2014                                                                3.  Date offering commenced:03/03/2014

4.  Underwriter(s) from whom purchased:  JPMorgan Securities Inc.

5.  “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank______________

6.  Aggregate principal amount or number of shares purchased: $5,000,000 firmwide

7.  Aggregate principal amount or total number of shares of offering:  $2,000,000,000

8.  Purchase price (net of fees and expenses):  $100.00_______

9.  Initial public offering price:  $100.00_______

10.  Commission, spread or profit: _1%_____

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.           The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.           The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.           The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.           The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ John Hwang______________________                                                                                                           Date: 3/7/2014

Print Name: John Hwang________________

For period ending	August 31, 2014	Exhibit 77Q1
File number	811-6292	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS U.S. Allocation Fund

Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.

1.  Issuer:  HCA Inc. 3.75% due 03/15/2019

2.  Date of Purchase:  03/03/2014                                                                3.  Date offering commenced:03/03/2014

4.  Underwriter(s) from whom purchased:  JPMorgan Securities Inc.

5.  “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank______________

6.  Aggregate principal amount or number of shares purchased: $5,900,000 firmwide

7.  Aggregate principal amount or total number of shares of offering:  $1,500,000,000

8.  Purchase price (net of fees and expenses):  $100.00_______

9.  Initial public offering price:  $100.00_______

10.  Commission, spread or profit: _1%_____

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.           The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.           The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.           The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.           The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ John Hwang_________________________                                                                                                           Date: 3/7/2014

Print Name: John Hwang                                                                                           ____________

-  -

For period ending	August 31, 2014	Exhibit 77Q1
File number	811-6292	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS U.S. Allocation Fund

Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.

1.  Issuer:  Ventas Realty, Limited Partnership 3.75% due 05/01/2024

2.  Date of Purchase:  04/10/2014                                                                3.  Date offering commenced: 04/10/2014

4.  Underwriter(s) from whom purchased:  Citigroup Global Markets

5.  “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank______________

6.  Aggregate principal amount or number of shares purchased: $10,426,920 firmwide

7.  Aggregate principal amount or total number of shares of offering:  $397,216,000

8.  Purchase price (net of fees and expenses):  $99.304_______

9.  Initial public offering price:  $99.304_______

10.  Commission, spread or profit: _0.65__%___

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.           The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.           The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.           The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.           The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Mr. Blanimir   Peter Anovic II____________                                                                                                           Date: 4/28/2014

Print Name: Mr. Blanimir   Peter Anovic II

For period ending	August 31, 2014	Exhibit 77Q1
File number	811-6292	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS U.S. Allocation Fund

Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.

1.  Issuer:  Xerox Corporation 3.8% due 05/15/2024

2.  Date of Purchase:  05/06/2014                                                                3.  Date offering commenced: 05/06/2014

4.  Underwriter(s) from whom purchased:  BNP Paribas

5.  “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank______________

6.  Aggregate principal amount or number of shares purchased: $7,973,520 firmwide

7.  Aggregate principal amount or total number of shares of offering:  $299,007,000

8.  Purchase price (net of fees and expenses):  $99.669_______

9.  Initial public offering price:  $99.669_______

10.  Commission, spread or profit: _0.65%_____

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.           The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.           The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.           The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.           The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Mr. Blanimir   Peter Anovic II                                     Date: 05/08/2014

Print Name: Mr. Blanimir   Peter Anovic II

For period ending	August 31, 2014	Exhibit 77Q1
File number	811-6292	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS U.S. Allocation Fund

Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.

1.  Issuer:  Denbury Resources Inc. 5.5% due 05/01/2022

2.  Date of Purchase:  04/16/2014                                                                3.  Date offering commenced: 04/16/2014

4.  Underwriter(s) from whom purchased:  Wells Fargo Securities

5.  “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank______________

6.  Aggregate principal amount or number of shares purchased: $20,000,000 firmwide

7.  Aggregate principal amount or total number of shares of offering:  $1,250,000,000

8.  Purchase price (net of fees and expenses):  $100_______

9.  Initial public offering price:  $100_______

10.  Commission, spread or profit: 1.25%_____

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.           The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.           The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.           The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.           The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ John Hwang_____________________                                                                                                Date: 4/21/2014

Print Name: John Hwang________________

For period ending	August 31, 2014	Exhibit 77Q1
File number	811-6292	Exhibit 77O
FORM 10f-3

Rule 144A Securities

FUND:  UBS U.S. Allocation Fund

Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.

1.  Issuer:  Chrysler Group LLC/CG Co-Issuer Inc. 8% due 06/15/2019

2.  Date of Purchase:  02/04/2014                                                                3.  Date offering commenced: 02/04/2014

4.  Underwriter(s) from whom purchased:  Bank of America

5.  “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6.  Aggregate principal amount or number of shares purchased:  $10,825,000 firmwide

7.  Aggregate principal amount or total number of shares of offering:  $1,488,437,500

8.  Purchase price (net of fees and expenses):  $108.25

9.  Initial public offering price:  $108.25

10.  Commission, spread or profit:  ____1.0_____%              $____________

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.           The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.           The securities are reasonably believed to be eligible for resale to other QIBs.
d.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f. The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/ John Hwang                                                                                                Date:  02/10/2014___

Print Name:  John Hwang

For period ending	August 31, 2014	Exhibit 77Q1
File number	811-6292	Exhibit 77O
FORM 10f-3

Rule 144A Securities

FUND:  UBS U.S. Allocation Fund

Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.

1.  Issuer:  Community Health Systems (FWCT 2-Escrow) 5.125% due 08/01/2021

2.  Date of Purchase:  01/15/2014                                                                3.  Date offering commenced: 01/15/2014

4.  Underwriter(s) from whom purchased:  Bank of America

5.  “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6.  Aggregate principal amount or number of shares purchased:  $5,000,000 firmwide

7.  Aggregate principal amount or total number of shares of offering:  $1,000,000,000

8.  Purchase price (net of fees and expenses):  $100.00

9.  Initial public offering price:  $100.00

10.  Commission, spread or profit:  ____1.75_____%              $____________

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.           The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.           The securities are reasonably believed to be eligible for resale to other QIBs.
d.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f. The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/ John Hwang                                                                                                Date:  01/16/2014___

Print Name:  John Hwang

For period ending	August 31, 2014	Exhibit 77Q1
File number	811-6292	Exhibit 77O
FORM 10f-3

Rule 144A Securities

FUND:  UBS U.S. Allocation Fund

Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.

1.  Issuer:  Community Health Systems (FWCT 2-Escrow Corp) 6.875% due 02/01/2022

2.  Date of Purchase:  01/15/2014                                                                3.  Date offering commenced: 01/15/2014

4.  Underwriter(s) from whom purchased:  Bank of America

5.  “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6.  Aggregate principal amount or number of shares purchased:  $10,000,000 firmwide

7.  Aggregate principal amount or total number of shares of offering:  $3,000,000,000

8.  Purchase price (net of fees and expenses):  $100.00

9.  Initial public offering price:  $100.00

10.  Commission, spread or profit:  _______2__%              $____________

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.           The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.           The securities are reasonably believed to be eligible for resale to other QIBs.
d.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f. The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/ John Hwang                                                                                                Date:  01/16/2014___

Print Name:  John Hwang

For period ending	August 31, 2014	Exhibit 77Q1
File number	811-6292	Exhibit 77O
FORM 10f-3

Rule 144A Securities

FUND:  UBS U.S. Allocation Fund

Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.

1.  Issuer: Summit Materials LLC 10.5%  due 01/31/2020

2.  Date of Purchase:  01/09/2014                                                                3.  Date offering commenced: 01/09/2014

4.  Underwriter(s) from whom purchased:  Bank of America

5.  “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6.  Aggregate principal amount or number of shares purchased:  $3,262,500 firmwide

7.  Aggregate principal amount or total number of shares of offering:  $282,750,000

8.  Purchase price (net of fees and expenses):  $108.75

9.  Initial public offering price:  $108.75

10.  Commission, spread or profit:  ____1.75____%              $____________

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.           The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.           The securities are reasonably believed to be eligible for resale to other QIBs.
d.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f. The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/ John Hwang                                                                                                Date:  01/17/2014___

Print Name:  John Hwang

For period ending	August 31, 2014	Exhibit 77Q1
File number	811-6292	Exhibit 77O
FORM 10f-3

Rule 144A Securities

FUND:  UBS U.S. Allocation Fund

Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.

1.  Issuer:  Athlon Holdings LP 6% due 05/01/2022

2.  Date of Purchase:  04/16/2014                                                                3.  Date offering commenced: 04/16/2014

4.  Underwriter(s) from whom purchased:  Citigroup Global Mkts Hldgs

5.  “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6.  Aggregate principal amount or number of shares purchased:  $5,000,000 firmwide

7.  Aggregate principal amount or total number of shares of offering:  $650,000,000

8.  Purchase price (net of fees and expenses):  $100.00

9.  Initial public offering price:  $100.00

10.  Commission, spread or profit:  ____1.5_____%              $____________

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.           The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.           The securities are reasonably believed to be eligible for resale to other QIBs.
d.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f. The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/ John Hwang                                                                                                Date:  04/21/2014___

Print Name:  John Hwang

For period ending	August 31, 2014	Exhibit 77Q1
File number	811-6292	Exhibit 77O
FORM 10f-3

Rule 144A Securities

FUND:  UBS U.S. Allocation Fund

Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.

1.  Issuer:  Envision Healthcare Corp. 5.125 % due 07/01/2022

2.  Date of Purchase:  06/12/2014                                                                3.  Date offering commenced: 06/12/2014

4.  Underwriter(s) from whom purchased:  Barclays Capital Inc.

5.  “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6.  Aggregate principal amount or number of shares purchased:  $6,000,000 firmwide

7.  Aggregate principal amount or total number of shares of offering:  $750,000,000

8.  Purchase price (net of fees and expenses):  $100.00

9.  Initial public offering price:  $100.00

10.  Commission, spread or profit:  ____1.25___%              $____________

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.           The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.           The securities are reasonably believed to be eligible for resale to other QIBs.
d.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f. The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/ John Hwang                                                                                                Date:  06/17/2014___

Print Name:  John Hwang

-  -